                                                                       Exhibit 8



                                  TAX CONSENT



         We consent in this Registration Statement on Form S-4 of Intrepid Capital Corporation, to the inclusion of our tax opinion dated October 21, 1998, as Annex C to the Proxy Statement/Prospectus and Offer to Redeem which is a part of this Registration Statement.






Washington, D.C.                          /s/  Deloitte & Touche LLP
November 5, 1998                          -----------------------------------